UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: April 30, 2003

                       DEVELOPED TECHNOLOGY RESOURCE, INC.
             (Exact name of registrant as specified in its charter)


          MINNESOTA                      0-21394                41-1713474
(State of other jurisdiction      (Commission File No.)       (IRS Employer
      of incorporation)                                   Identification Number)


          SOUTHPOINT OFFICE CENTER, 1650 WEST 82ND STREET, SUITE 1040,
                             BLOOMINGTON, MN 55431
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (952) 881-4105


                   5223 INDUSTRIAL BOULEVARD, EDINA, MN 55439
              (Former name, former address and former fiscal year,
                         if changed since last report)

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ITEM 1.   CHANGES IN CONTROL OF REGISTRANT.

     In our acquisition of GelStat Corp. (GelStat), described in Item 2 of this report, we issued shares of our common stock to the owners of GelStat. As a result of that transaction, the three former owners of GelStat hold approximately 60% of our outstanding common stock.

     The names, ownership of Developed Technology Resources, Inc. (DTR) common stock, and percentage ownership of DTR common stock of these former GelStat owners are set forth below:

          NAME                      # DTR SHARES           % DTR
          Stephen C. Roberts           740,398 (1)          26.6 (1)
          James W. Higgins             220,730               8.6
          Russell W. Mitchell          728,407              28.4

     (1) Includes 5-year warrant for purchase of 218,005 shares at $.45 per share.

     In addition, the officers, directors, and former owners of GelStat now comprise a majority of our Board of Directors. See Item 2, below. The foregoing constitutes a change of control.

     There are no voting agreements, or other arrangements between or among the former GelStat owners and DTR or its shareholders with respect to the control or management of DTR, except for (i) certain limitations on issuance of additional stock pursuant to Section 8.9 of the Agreement and Plan of Merger and (ii) an agreement whereby Messrs. Roberts, Mitchell and Higgins agree to vote their shares for amendment of the bylaws of the Company to provide for the election of Peter L. Hauser as a director for a term ending in 2007. The Agreement and Plan of Merger and the Voting Agreement are filed as exhibits to this report on Form 8-K.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

     On April 30, 2003, DTR acquired GelStat. GelStat is a development stage company which develops and markets Over-The-Counter consumer healthcare products. GelStat expects initially to introduce two new consumer healthcare products at retail. One product will be for relief of migraine headaches and migraine-like headaches. The second product is a sleep aid.

     The acquisition was accomplished by merger of GelStat (a Minnesota corporation) with our wholly-owned subsidiary, NP Acquisition (a Minnesota corporation). In the merger, the former owners of GelStat received shares of our common stock (See Item 1, above) and GelStat became our wholly-owned subsidiary. No cash consideration was exchanged. The amount of the merger consideration was negotiated at arms length based on the recent trading price of our common stock and our assessment of the business prospects of GelStat.

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

     In connection with the merger, all of our directors (except Peter L. Hauser) and officers resigned. The new Board of Directors and officers are as follows:

     Directors:     Peter L. Hauser, Stephen C. Roberts (Chairman), and
                     Russell W. Mitchell

     Officers:      Stephen C. Roberts - Chief Executive Officer, Chief
                     Financial Officer, and Secretary
                    Russell W. Mitchell - President
                    James W. Higgins - Executive Vice President

     Peter L. Hauser was a director of DTR prior to the merger. All other directors and officers are former owners and current officers and directors of GelStat. The following information about the GelStat appointees has been provided by them:

     STEPHEN C. ROBERTS, M.D., CHIEF EXECUTIVE OFFICER, CHAIRMAN
     -----------------------------------------------------------

     Dr. Roberts is a founder of the Company and presently serves as CEO and Chairman. Prior to forming the Company he was with Oak Ridge Financial Group, Inc. (formerly Equity Securities, Inc.). Prior to that he was President of Naturewell, Inc., which was engaged primarily in the research and development of nutraceutical products intended for a variety of conditions, including migraine headaches and allergies. Dr. Roberts previously founded AmTech Scientific, Inc., which was engaged in the development and commercialization of a number of rapid diagnostic tests, including a unique test for the detection of active tuberculosis. While at AmTech Scientific, Dr. Roberts oversaw product development and FDA submissions. AmTech Scientific merged with La Jolla Diagnostics and was later sold to Meridian Bioscience, Inc. (NasdaqNM: VIVO). Prior to that, Dr. Roberts was a Partner and Principal at Maven, Inc., a Minneapolis investment banking firm. Dr. Roberts received his medical degree from the University Minnesota, Minneapolis, and received a B.A. from St. Olaf College in Northfield, Minnesota, having majored in Chemistry and Biology.

     RUSSELL W. MITCHELL, PRESIDENT, DIRECTOR
     ----------------------------------------

     Mr. Mitchell presently serves as President and Director. Concurrent with his role at the Company, he is President of Mitchell Health Technologies, Inc.
(MHT), which he founded in 1994. MHT now has products in 48,000 retail locations nationwide, and specializes in the marketing and distribution of non-prescription drugs and nutritional supplements. As President of MHT, he has been a pioneer in establishing the marketing value of clinical trials to demonstrate the effectiveness of OTC remedies.

     JIM HIGGINS, EXECUTIVE VICE PRESIDENT
     -------------------------------------

     Mr. Higgins presently serves as Executive Vice President of the Company. He is concurrently serving as Executive Vice President of MHT where he is responsible for managing all channels of retail distribution. Mr. Higgins has held his position with MHT since 2000. Prior to joining MHT, Mr. Higgins spent 15 years with the AC Nielsen Co., where he handled

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accounts for some of the most prominent  consumer product  companies in America, including Kraft Foods and Good Humor Breyers Ice Cream.

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP.

          Not applicable.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

          Not applicable.

ITEM 5.   OTHER EVENTS.

          Not applicable.

ITEM 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS.

          Not applicable.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     Historical financial statements of GelStat and pro forma combined financial statements of DTR and GelStat will be filed by amendment to this Form 8-K. The following exhibits are filed herewith.

Exhibit 9.0    Voting Agreement
Exhibit 10.51 Agreement and Plan of Merger among DTR, NP Acquisition Corp., GelStat Corp., and Stephen C. Roberts, James W. Higgins and Russell W. Mitchell dated April 18, 2003. (1)

_________________
(1) All exhibits and schedules have been omitted. Such exhibits and schedules, which are listed below, will be supplied supplementally to the Securities and Exchange Commission upon its request.

SCHEDULES
---------

2.6      Outstanding Options of DTR
2.8      Litigation, Judgments, Orders, etc. against DTR
2.9      DTR Related Party Transactions
2.12     DTR Taxes
2.13     DTR Absence of Certain Changes
2.14     DTR Employees
2.15     DTR Bank Accounts

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2.16     DTR Material Contracts
2.20     Real Property
2.21     DTR 1934 Act Compliance
3.6      Capitalization of GelStat
3.7      Shareholders of GelStat
3.9      Litigation Pending or Threatened Against GelStat
3.10     GelStat Related Party Transactions
3.12     GelStat Patents, Trademarks and Copyrights
3.13     GelStat Tax Deficiencies
3.14     GelStat Certain Material Changes
3.15     GelStat Employees
3.16     GelStat Material Contracts
3.18     GelStat Subsidiaries

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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  May 9, 2003                     DEVELOPED TECHNOLOGY RESOURCE, INC.



                                        By /s/ Stephen C. Roberts
                                           -------------------------------
                                           Stephen C. Roberts
                                           Chief Executive Officer

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